UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number           811-22608

                Virtus Global Multi-Sector Income Fund

(Exact name of registrant as specified in charter)

101 Munson Street

                             Greenfield, MA 01301-9683

(Address of principal executive offices) (Zip code)

William Renahan, Esq.

Vice President, Chief Legal Officer and Secretary for Registrant

100 Pearl Street

                                Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (866) 270-7788

Date of fiscal year end:  November 30

Date of reporting period:  November 30, 2015

EXPLANATORY NOTE:

In the current year, the Fund changed the fiscal year-end from December 31 to November 30, as approved by the Board of Directors.

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT

Virtus Global Multi-Sector Income Fund

Not FDIC Insured No Bank Guarantee May Lose Value	November 30, 2015

MESSAGE TO SHAREHOLDERS

Dear Virtus Global Multi-Sector Income Fund Shareholder:

I am pleased to share with you the annual report for the Virtus Global Multi-Sector Income Fund that discusses performance for the eleven months ended November 30, 2015. This report reflects the change in the fund’s fiscal year-end from December 31 to November 30, as previously approved by the board of directors, and contains commentary from the portfolio management team at Newfleet Asset Management on how the fixed income markets and the fund performed during the period, including the contribution of the options overlay strategy.

For the eleven months ended November 30, 2015, the fund’s NAV gained 4.34%, including $1.888 in reinvested distributions. For the same period,

the fund’s benchmark, the Barclays Global Aggregate Bond Index, declined 3.67%, including reinvested dividends.

On behalf of Newfleet Asset Management and Virtus Investment Partners, I welcome our new investors and thank all shareholders for entrusting your assets to us. Should you have any questions or require support, the Virtus customer service team is ready to assist you at 1-866-270-7788 or through the closed-end fund section of our website, www.virtus.com.

Sincerely,

George R. Aylward

President and Trustee

Virtus Global Multi-Sector Income Fund

December 2015

This information does not represent an offer, or the solicitation of an offer, to buy or sell securities of the Fund.

Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

MANAGER’S DISCUSSION OF FUND PERFORMANCE

NOVEMBER 30, 2015

(Unaudited)

About the Fund

The Virtus Global Multi-Sector Income Fund’s (NYSE: VGI) (the “Fund”) investment objective is to maximize current income while preserving capital. The Fund seeks to achieve its investment objective by applying a time-tested approach and extensive credit research to capitalize on opportunities across undervalued areas of the global bond market. There is no guarantee that the Fund will achieve its objective.

The use of leverage enables the Fund to borrow at short-term rates and invest at higher yields on its investments. As of November 30, 2015, the Fund’s leverage consisted of $68 million of debt, which represented approximately 26% of the Fund’s total assets.

Portfolio Review – Newfleet Asset Management LLC (“Newfleet”)

Newfleet’s Multi-Sector Fixed Income Strategies team manages the Fund, leveraging the knowledge and skill of investment professionals with expertise in every sector of the bond market, including evolving, specialized, and out-of-favor sectors. The team employs active sector rotation and disciplined risk management for portfolio construction, avoiding interest rate bets and remaining duration neutral. Newfleet also manages the Fund’s options overlay strategy. The options overlay strategy seeks to generate additional income through the purchase and sale of paired out-of-the-money puts and calls. The following commentary discusses Newfleet’s management of the Fund from January 1, 2015 through November 30, 2015.

How did the global fixed income markets perform during the year-to-date period ended November 30, 2015?

Most fixed income spread sectors underperformed U.S. Treasuries year to date.

Oil prices dominated market volatility and investor concerns during the period. Brent crude oil hit a 12-month low of roughly $40 a barrel on August 24, 2015.

Globally, concerns over China’s slowing growth and the Greek debt crisis weighed on the fixed income markets. A looming Federal Reserve interest rate hike, with its negative implications for capital flows and debt financing, added to the turmoil with some emerging market central banks (unlike the International Monetary Fund and the World Bank) calling for the Federal Reserve (the “Fed”) to raise rates and remove the uncertainty that could prove to be more harmful than the actual impact of a hike itself.

The waiting game for the Fed to raise rates from their near-zero level, which have been in place since December 2008, continued through the end of November. As of its October meeting, the Federal Reserve’s Federal Open Market Committee had decided to leave its benchmark rate unchanged, balancing relatively strong U.S. growth and labor market conditions against a lack of inflation, a strengthening U.S. dollar, and a shaky global economy.

Year to date through November 30, 2015, yields increased across the U.S. Treasury curve and the curve flattened slightly.

What factors affected the Fund’s performance during the period?

The underperformance of higher beta and non-U.S. dollar-denominated fixed income spread sectors relative to U.S. Treasuries and agency mortgages was the key driver of the Fund’s underperformance year to date as the market rewarded an up-in-quality bias.

In terms of sectors, the Fund’s allocation to emerging markets high yield, more specifically exposure to Argentina, and

For information regarding the indexes and certain key investment terms see the Key Investment Terms starting on page 6.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued)

NOVEMBER 30, 2015

(Unaudited)

short-dated Venezuela and Russian debt, were the largest contributors to performance for the period. Within the structured product sector, asset-backed securities, commercial mortgage-backed securities, and non-agency residential mortgages were positive contributors to performance.

Year to date, the Fund’s allocation to corporate high yield, non-U.S. dollar, and Yankee high-quality bonds detracted from performance. The Fund’s exposure to commodity issuers within the energy and metals & mining industries also negatively impacted performance.

How did the options overlay strategy perform over the period?

The Fund benefited from the options overlay strategy both from an income and total return perspective. This strategy seeks to generate additional income through the use of index-based, out-of-the money put and call spreads. This strategy is driven by implied volatility, as measured by the CBOE Volatility Index (or “VIX” as it’s also known), and seeks to exploit pricing inefficiencies in options on the S&P 500® Index.

During low volatility periods, as experienced for the majority of the year, a range-bound market is an ideal environment for the strategy. This is because the strategy is able to retain all of the premium generated from the options program due to no in-the-money settlements of the short option positions. When the S&P 500 makes large and fast moves that are not priced into the implied volatility of the options market, the strategy can and will take losses as we saw in August of 2015. Since August, the strategy adjusted to the change in environment and returned to more profitable trades. For the eleven months ended November 30, 2015, the strategy performed as expected, generating income within its targeted yield range, and enhancing the Fund’s total return by 4.83% (gross of fees).

What is your outlook for fixed income markets?

While we are encouraged by the strength and resilience of the U.S. economy, the global turmoil of the past year is a clear reminder of the interconnectivity between markets and the potential for any event or combination of events to stall or derail the U.S. recovery.

As we enter the final month of 2015 and prepare for 2016, we expect that consequences from the slowdown in China will continue to play out and that volatility will be a dominant theme going into next year. The impact on emerging markets has taken on increasing significance. With China no longer the engine of global growth, deteriorating conditions in these markets have implications that extend far beyond their borders. All eyes will continue to be on the Federal Reserve as it seeks to balance the path of the U.S. economy with a myriad of geopolitical and global economic concerns.

In the current environment, we believe it is especially important to stay diversified, have granular positions, and emphasize liquid investments. We continue to look for opportunities in all sectors of the bond market, striving to uncover any out-of-favor or undervalued sectors and securities.

We are constructive on fixed income spread sectors as credit fundamentals remain positive and spreads have become more attractive after widening during the year. With positive fundamentals such as low credit defaults and good interest coverage, modest demand for fixed income among investors, and a supportive environment for the asset class, spread sectors continue to offer attractive investment opportunities to investors searching for both total return and current income.

For information regarding the indexes and certain key investment terms see the Key Investment Terms starting on page 6.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued)

NOVEMBER 30, 2015

(Unaudited)

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral.

Bank Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans can carry significant credit and call risk, can be difficult to value and have longer settlement times than other investments, which can make loans relatively illiquid at times.

Leverage: When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

Call/Put Spreads: Buying and selling call and put option spreads on the SPX Index risks the loss of the premium when buying and may increase downside losses.

Market Price/NAV: Shares of closed-end funds often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the fund’s NAV.

For information regarding the indexes and certain key investment terms see the Key Investment Terms starting on page 6.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOVEMBER 30, 2015

(Unaudited)

The following tables present the portfolio holdings within certain sectors or countries as a percentage of total investments net of written options at November 30, 2015.

Asset Allocation

Corporate Bonds and Notes		64%
Financials	24%
Energy	13
Materials	7
Total of all others	20
Loan Agreements		10
Mortgage-Backed Securities		9
Foreign Government Securities		9
Preferred Stock		3
Asset-Backed Securities		3
Other (includes short-term investment)		2

		100%

Country Weightings

United States	52%
Chile	4
Mexico	4
Brazil	3
Cayman Islands	2
Luxembourg	2
Peru	2
Other	31

Total	100%

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOVEMBER 30, 2015

(Unaudited)

KEY INVESTMENT TERMS

Barclays Global Aggregate Bond Index

The Barclays Global Aggregate Bond Index is a market-weighted index of global government, government-related agencies, corporate and securitized fixed income investments.

The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Brent Crude

Roughly two-thirds of all crude contracts around the world reference Brent Blend, making it the most widely used marker of all. These days, “Brent” actually refers to oil from four different fields in the North Sea: Brent, Forties, Oseberg and Ekofisk. Crude from this region is light and sweet, making them ideal for the refining of diesel fuel, gasoline and other high-demand products. And because the supply is water-borne, it’s easy to transport to a distant locations.

Chicago Board Options Exchange (CBOE) Volatility Index, (‘VIX – CBOE’)

The Chicago Board Options Exchange (CBOE) Volatility Index, which shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The VIX is a widely used measure of market risk and is often referred to as the “investor fear gauge.”

Exchange-Traded Funds (ETF)

An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.

Federal Reserve (the “Fed”)

The Central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

International Monetary Fund (IMF)

The IMF is an organization of 188 countries working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

World Bank

The World Bank is an international organization dedicated to providing financing, advice and research to developing nations to aid their economic advancement.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOVEMBER 30, 2015

(Unaudited)

KEY INVESTMENT TERMS (Continued)

Yield Curve

A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. This yield curve is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates. The curve is also used to predict changes in economic output and growth.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE

U.S. GOVERNMENT SECURITIES—1.3%
U.S. Treasury Bond 3.000%, 11/15/44	$230	$230
U.S. Treasury Note 1.500%, 5/31/20	225	224
2.250%, 11/15/24	2,055	2,066
TOTAL U.S. GOVERNMENT SECURITIES
(Identified Cost $2,558)		2,520
MUNICIPAL BONDS—0.9%
California—0.4%
State of California Build America Bond Taxable 7.500%, 4/1/34	570	808

Illinois—0.5%
Chicago Wastewater Transmission Taxable Revenue 5.180%, 1/1/27	195	193
State of Illinois Build America Bond Taxable 6.900%, 3/1/35	700	717

		910
TOTAL MUNICIPAL BONDS (Identified Cost $1,697)		1,718
FOREIGN GOVERNMENT SECURITIES—11.7%
Argentine Republic Series NY, 8.280%, 12/31/33(12)	1,269	1,427
Bermuda RegS 4.854%, 2/6/24(4)	700	727
Bolivarian Republic of Venezuela RegS 5.750%, 2/26/16(4)	290	266
RegS 8.250%, 10/13/24(4)	570	232
RegS 7.650%, 4/21/25(4)	1,845	738
Dominican Republic 144A 6.850%, 1/27/45(3)	800	785
Islamic Republic of Pakistan 144A 8.250%, 9/30/25(3)	600	625
Mongolia 144A 4.125%, 1/5/18(3)	570	527
Republic of Angola 144A 9.500%, 11/12/25(3)	305	306

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES (continued)
Republic of Armenia 144A 7.150%, 3/26/25(3)	$700		$690
Republic of Azerbaijan 144A 4.750%, 3/18/24(3)	800		761
Republic of Chile 5.500%, 8/5/20	547,000	CLP	796
Republic of Colombia Treasury Note, Series B, 11.250%, 10/24/18	998,500	COP	352
Republic of Costa Rica 144A 7.000%, 4/4/44(3)	800		701
RegS 7.000%, 4/4/44(4)	1,000		873
Republic of Cote d’Ivoire 144A 6.375%, 3/3/28(3)	840		780
Republic of Croatia RegS 6.000%, 1/26/24(4)	500		530
Republic of El Salvador 144A 6.375%, 1/18/27(3)	1,320		1,167
Republic of Indonesia Series FR63, 5.625%, 5/15/23	7,482,000	IDR	451
Republic of Iraq RegS 5.800%, 1/15/28(4)	890		650
Republic of Panama 3.750%, 3/16/25	1,020		1,007
Republic of Peru 4.125%, 8/25/27	670		668
Republic of Romania
RegS 4.875%, 1/22/24(4)	650		705
144A 4.875%, 1/22/24(3)	390		423
Republic of South Africa Series R203, 8.250%, 9/15/17	8,060	ZAR	566
Republic of Sri Lanka 144A 6.850%, 11/3/25(3)	900		882
Republic of Uruguay 4.500%, 8/14/24	650		668
5.100%, 6/18/50	500		448
Russian Federation 144A 7.850%, 3/10/18(3)	55,000	RUB	792
144A 4.875%, 9/16/23(3)	1,400		1,459
United Mexican States Series M, 6.500%, 6/9/22	16,625	MXN	1,039
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $25,819)			22,041

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES—12.4%
Agency—4.4%
FNMA
3.500%, 11/1/42	$747	$776
3.000%, 5/1/43	733	738
3.500%, 1/1/45	1,491	1,546
3.500%, 8/1/45	2,700	2,799
3.500%, 9/1/45	2,454	2,544

		8,403

Non-Agency—8.0%
American Homes 4 Rent 14-SFR2, C 144A 4.705%, 10/17/36(3)	770	772
Ameriquest Mortgage Securities, Inc. 03-AR3, M4 6.050%, 6/25/33(2)	855	810
Aventura Mall Trust 13-AVM, C 144A 3.867%, 12/5/32(2)(3)	448	462
Banc of America Alternative Loan Trust 03-2, CB3 5.750%, 4/25/33	522	540
CIT Group Home Equity Loan Trust 03-1, A5 4.980%, 7/20/34(2)	1,450	1,462
Credit Suisse Commercial Mortgage Trust 07-C5, A1AM 5.870%, 9/15/40(2)	490	498
Deutsche Bank-UBS Mortgage Trust 11-LC3A, D 144A 5.583%, 8/10/44(2)(3)	660	695
GAHR Commercial Mortgage Trust 15-NRF, CFX 144A 3.495%, 12/15/19(2)(3)	525	519
GSAA Home Equity Trust 05-12, AF3W 4.999%, 9/25/35(2)	459	471
Hilton USA Trust 13-HLT, EFX 144A 4.602%, 11/5/30(2)(3)	320	321

	PAR VALUE	VALUE
Non-Agency (continued)
Home Equity Loan Trust 07-HSA3, AI4 6.110%, 6/25/37(2)	$1,131	$1,147
JPMorgan Chase (Bear Stearns) Commercial Mortgage Securities, Inc.
05-PW10, AM 5.449%, 12/11/40(2)	333	333
07- PW15, AM 5.363%, 2/11/44	510	521
07-PW18, AM 6.084%, 6/11/50(2)	1,400	1,497
JPMorgan Chase Commercial Mortgage Securities Trust 07-LDP10, AM 5.464%, 1/15/49(2)	1,084	1,108
MASTR Alternative Loan Trust 04-6, 7A1 6.000%, 7/25/34	975	992
Morgan Stanley—Bank of America (Merrill Lynch) Trust 15-C22, AS 3.561%, 4/15/48	1,153	1,150
Residential Asset Mortgage Trust 04-RZ1, M1 4.820%, 3/25/34(2)	772	788
Residential Mortgage Loan Trust 15-2A, A1 3.750%, 8/16/55(2)	375	383
Wells Fargo (Wachovia Bank) Commercial Mortgage Trust 15-LC20, B 3.719%, 4/15/50	690	668

		15,137
TOTAL MORTGAGE-BACKED SECURITIES
(Identified Cost $23,503)		23,540
ASSET-BACKED SECURITIES—3.5%
Arbys Funding LLC 15-1A, A2 144A 4.969%, 10/30/45(3)	780	782
CarFinance Capital Auto Trust 14-1A, D 144A 4.900%, 4/15/20(3)	1,750	1,759

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
Cheesecake Restaurant Holdings, Inc. 13-1A, A2 144A 4.474%, 3/20/43(3)	$794	$806
DB Master Finance LLC 15-A1, A2II 144A 3.980%, 2/20/45(3)	288	289
Domino’s Pizza Master Issuer LLC 12-1A, A2 144A 5.216%, 1/25/42(3)	287	297
DT Auto Owner Trust 15-3A, C 144A 3.250%, 7/15/21(3)	645	642
Fairway Outdoor Funding LLC 12-1A, A2 144A 4.212%, 10/15/42(3)	438	438
Greater Capital Association of Realtors 15-1A, C 9.790%, 10/15/25	420	416
LEAF Receivables Funding 10 LLC 15-1, E2 144A 6.000%, 6/15/23(3)	425	407
Wendy’s Funding LLC 15-1A, A2II 144A 4.080%, 6/15/45(3)	850	857
TOTAL ASSET-BACKED SECURITIES (Identified Cost $6,713)		6,693
CORPORATE BONDS AND NOTES—85.2%
Consumer Discretionary—8.1%
Argos Merger Sub, Inc. 144A 7.125%, 3/15/23(3)	595	601
Boyd Gaming Corp.
9.000%, 7/1/20	325	349
6.875%, 5/15/23	320	338
Brookfield Residential Properties, Inc.
144A 6.500%, 12/15/20(3)	645	629
144A 6.125%, 7/1/22(3)	215	203
Caesars Entertainment Operating Co., Inc. 9.000%, 2/15/20(15)	750	594
Caesars Entertainment Resort Properties LLC 8.000%, 10/1/20	700	682

	PAR VALUE		VALUE
Consumer Discretionary (continued)
Caesars Growth Properties Holdings LLC (Caesars Growth Properties Finance, Inc.) 9.375%, 5/1/22	$540		$448
CCO Holding Safari LLC 144A 5.750%, 2/15/26(3)	470		474
CCO Holdings LLC 5.250%, 9/30/22	452		455
CCO Safari II LLC 144A 4.908%, 7/23/25(3)	205		208
Fiat Chrysler Automobiles NV 5.250%, 4/15/23	600		597
Grupo Televisa SAB
4.625%, 1/30/26	525		530
7.250%, 5/14/43	8,000	MXN	407
International Game Technology plc 144A 6.250%, 2/15/22(3)	400		383
Landry’s, Inc. 144A 9.375%, 5/1/20(3)	285		304
M/I Homes, Inc. 144A 6.750%, 1/15/21(3)	395		397
MDC Holdings, Inc. 5.500%, 1/15/24	655		673
MGM Resorts International 6.000%, 3/15/23	730		725
Mohegan Tribal Gaming Authority 144A 9.750%, 9/1/21(3)	235		242
MPG Holdco I, Inc. 7.375%, 10/15/22	100		105
Myriad International Holdings BV 144A 5.500%, 7/21/25(3)	1,035		1,032
NCL Corp. Ltd. 144A 4.625%, 11/15/20(3)	255		257
New York University 4.142%, 7/1/48	420		396
Numericable Group SA 144A 6.000%, 5/15/22(3)	340		337
Omega US Sub LLC 144A 8.750%, 7/15/23(3)	415		386
Penn National Gaming, Inc. 5.875%, 11/1/21	395		395

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Consumer Discretionary (continued)
QVC, Inc. 5.125%, 7/2/22	$690	$703
Scientific Games International, Inc. 144A 7.000%, 1/1/22(3)	465	451
Toll Brothers Finance Corp. 6.750%, 11/1/19	615	690
TRI Pointe Holdings, Inc. 5.875%, 6/15/24	830	828
VTR Finance BV 144A 6.875%, 1/15/24(3)	555	538

		15,357

Consumer Staples—1.0%
Pilgrim’s Pride Corp. 144A 5.750%, 3/15/25(3)	270	267
Rite Aid Corp. 144A 6.125%, 4/1/23(3)	195	207
Safeway, Inc. 7.250%, 2/1/31	260	248
Tops Holding LLC (Tops Markets II Corp.) 144A 8.000%, 6/15/22(3)	795	799
Whole Foods Market, Inc. 144A 5.200%, 12/3/25(3)	427	428

		1,949

Energy—17.6%
Afren plc 144A 10.250%, 4/8/19(3)(12)	635	10
144A 6.625%, 12/9/20(3)(12)	732	11
Blue Racer Midstream LLC (Blue Racer Finance Corp.) 144A 6.125%, 11/15/22(3)	235	211
Denbury Resources, Inc. 5.500%, 5/1/22	385	241
Dolphin Energy Ltd. 144A 5.500%, 12/15/21(3)(11)	2,000	2,216
Ecopetrol SA 4.125%, 1/16/25	865	735
5.375%, 6/26/26	280	255

	PAR VALUE	VALUE
Energy (continued)
Empresa Nacional del Petroleo 144A 4.375%, 10/30/24(3)	$900	$891
Enbridge Energy Partners LP 4.375%, 10/15/20	155	156
EnQuest plc 144A 7.000%, 4/15/22(3)	930	563
Fermaca Enterprises S de RL de CV 144A 6.375%, 3/30/38(3)	1,371	1,302
FTS International, Inc. 6.250%, 5/1/22	620	189
Gazprom OAO (Gaz Capital SA) 144A 6.000%, 11/27/23(3)(7)	335	327
144A 4.950%, 2/6/28(3)(7)	1,300	1,153
Gulfmark Offshore, Inc. 6.375%, 3/15/22	1,275	771
Helmerich & Payne International Drilling Co. 4.650%, 3/15/25	405	408
KazMunayGas National Co. JSC 144A 4.400%, 4/30/23(3)	1,275	1,192
Kinder Morgan, Inc. 7.750%, 1/15/32	795	774
Kunlun Energy Co., Ltd. 144A 3.750%, 5/13/25(3)	700	688
Laredo Petroleum, Inc. 6.250%, 3/15/23	210	203
Lukoil OAO International Finance BV 144A 6.125%, 11/9/20(3)(7)	1,100	1,139
144A 4.563%, 4/24/23(3)	800	732
MarkWest Energy Partners LP (MarkWest Energy Finance Corp.) 4.875%, 12/1/24	1,025	914
Midcontinent Express Pipeline LLC 144A 6.700%, 9/15/19(3)(11)	2,000	1,935
Newfield Exploration Co. 5.625%, 7/1/24	1,200	1,131

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Energy (continued)
NGL Energy Partners LP (NGL Energy Finance Corp.) 5.125%, 7/15/19	$520	$465
Odebrecht Offshore Drilling Finance Ltd. 144A 6.750%, 10/1/22(3)	1,386	437
Pacific Exploration and Production Corp. 144A 5.375%, 1/26/19(3)	690	224
Parker Drilling Co. 6.750%, 7/15/22	350	254
Pertamina Persero PT 144A 4.300%, 5/20/23(3)	1,200	1,114
144A 6.000%, 5/3/42(3)	1,200	1,023
Petrobras Global Finance BV 6.750%, 1/27/41	1,800	1,233
Petroleos de Venezuela SA RegS 8.500%, 11/2/17(4)	1,307	819
144A 6.000%, 5/16/24(3)	2,120	782
RegS
6.000%, 11/15/26(4)	1,270	460
Petroleos Mexicanos 6.375%, 1/23/45	800	742
QEP Resources, Inc. 6.875%, 3/1/21	850	816
QGOG Constellation SA 144A 6.250%, 11/9/19(3)	955	528
Regency Energy Partners LP 5.000%, 10/1/22	650	622
Sabine Pass Liquefaction LLC 5.625%, 2/1/21	675	656
SM Energy Co. 6.125%, 11/15/22	1,050	1,011
Sunoco LP (Sunoco Finance Corp.) 144A 6.375%, 4/1/23(3)	1,015	1,033
Transocean, Inc.
5.550%, 12/15/16	255	255
4.300%, 10/15/22	1,005	643
Transportadora de Gas del Peru SA 144A 4.250%, 4/30/28(3)	1,350	1,283

	PAR VALUE		VALUE
Energy (continued)
Whiting Petroleum Corp. 6.250%, 4/1/23	$835		$785

			33,332

Financials—31.3%
Africa Finance Corp. 144A 4.375%, 4/29/20(3)	800		806
Akbank TAS 144A 7.500%, 2/5/18(3)	1,145	TRY	353
Allstate Corp. (The) 5.750%, 8/15/53(2)(6)	2,460		2,547
ALROSA Finance S.A. 144A 7.750%, 11/3/20(3)	750		805
Apollo Management Holdings LP 144A 4.000%, 5/30/24(3)	785		782
Ares Finance Co., LLC Finance Co., LLC 144A 4.000%, 10/8/24(3)	830		773
Banco Bilbao Vizcaya Argentaria Bancomer S.A. 144A 6.500%, 3/10/21(3)(11)	1,750		1,892
Banco Continental S.A. RegS 5.500%, 11/18/20(4)(7)	2,000		2,154
Banco de Credito del Peru 144A 6.125%, 4/24/27(2)(3)	1,225		1,284
Banco de Credito e Inversiones 144A 4.000%, 2/11/23(3)	1,860		1,859
Banco Internacional del Peru SAA 144A 6.625%, 3/19/29(2)(3)	1,260		1,291
Banco Nacional de Comercio Exterior SNC 144A 4.375%, 10/14/25(3)	510		506
Banco Santander Brasil SA 144A 8.000%, 3/18/16(3)	600	BRL	151
Banco Santander Chile 144A 3.875%, 9/20/22(3)	1,750		1,759
Banco Santander Mexico SA 144A 5.950%, 1/30/24(2)(3)(6)	1,000		1,048

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Financials (continued)
Banco Votorantim S.A. 144A 7.375%, 1/21/20(3)	$381	$379
Bancolombia S.A. 5.125%, 9/11/22	1,220	1,195
Bank of China Hong Kong Ltd. 144A 5.550%, 2/11/20(3)	1,500	1,637
Bank of China Ltd. 144A 5.000%, 11/13/24(3)	675	703
Bank of Georgia JSC 144A 7.750%, 7/5/17(3)	745	778
Block Financial LLC 4.125%, 10/1/20	370	376
Brixmor Operating Partnership LP 3.875%, 8/15/22	190	189
China Cinda Finance Ltd. 144A 4.000%, 5/14/19(3)	1,250	1,273
Citizens Financial Group, Inc. 144A 5.500% (2)(3)(5)	845	832
Compass Bank 3.875%, 4/10/25	945	879
Corp Andina de Fomento 8.125%, 6/4/19	1,000	1,193
Corrections Corp of America 5.000%, 10/15/22	1,120	1,116
Development Bank of Kazakhstan OJSC 144A 4.125%, 12/10/22(3)	845	756
Drawbridge Special Opportunities Fund LP 144A 5.000%, 8/1/21(3)	925	902
Eurasian Development Bank 144A 4.767%, 9/20/22(3)	1,600	1,560
First Cash Financial Services, Inc. 6.750%, 4/1/21	465	467
First Niagara Financial Group, Inc. 7.250%, 12/15/21	1,400	1,654
FS Investment Corp.
4.250%, 1/15/20	650	655
4.750%, 5/15/22	320	314

	PAR VALUE		VALUE
Financials (continued)
Genworth Holdings, Inc. 4.900%, 8/15/23	$1,060		$795
GLP Capital LP (GLP Financing II, Inc.) 5.375%, 11/1/23	20		20
Guanay Finance Ltd. 144A 6.000%, 12/15/20(3)	1,615		1,619
Healthcare Realty Trust, Inc. 3.875%, 5/1/25	360		350
Hospitality Properties Trust 4.500%, 3/15/25	745		729
HSBC Finance Corp. 6.676%, 1/15/21	1,900		2,204
Hutchison Whampoa International Ltd. Series 12, 144A 6.000% (2)(3)(5)(6)	1,560		1,632
ING Groep NV 6.000% (2)(5)(6)	815		815
Itau Unibanco Holding SA RegS 5.650%, 3/19/22(4)	625		600
Kazakhstan Temir Zholy Finance BV 144A 6.950%, 7/10/42(3)	800		716
Macquarie Group Ltd.
144A 6.000%, 1/14/20(3)	1,100		1,213
144A 6.250%, 1/14/21(3)	325		366
McGraw Hill Financial, Inc. 144A 4.000%, 6/15/25(3)	645		646
Morgan Stanley 144A 10.090%, 5/3/17(3)	3,050	BRL	753
MPT Operating Partnership LP 5.500%, 5/1/24	145		146
Nordea Bank AB 144A 4.250%, 9/21/22(3)(11)	2,035		2,095
Oversea-Chinese Banking Corp Ltd. 144A 4.250%, 6/19/24(3)	1,500		1,540
PKO Finance AB 144A 4.630%, 9/26/22(3)(7)(11)	1,805		1,901
Prudential Financial, Inc.
5.875%, 9/15/42(2)	1,385		1,471
5.625%, 6/15/43(2)(6)	400		416

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Financials (continued)
Select Income REIT 4.500%, 2/1/25	$690	$648
Teachers Insurance & Annuity Association Asset Management Finance Co. LLC 144A 4.125%, 11/1/24(3)	985	996
Teachers Insurance & Annuity Association of America 144A 4.375%, 9/15/54(2)(3)	640	624
Turkiye Garanti Bankasi AS 144A 5.250%, 9/13/22(3)	1,095	1,092
Ukreximbank Via Biz Finance plc 144A 9.625%, 4/27/22(3)	870	809

		59,064

Health Care—1.2%
Jaguar Holding Co. II (Pharmaceutical Product Development LLC) 144A 6.375%, 8/1/23(3)	415	399
Mallinckrodt International Finance S.A.
144A 5.750%, 8/1/22(3)	365	325
144A 5.625%, 10/15/23(3)	675	586
144A 5.500%, 4/15/25(3)	45	38
Tenet Healthcare Corp.
5.500%, 3/1/19	435	424
8.125%, 4/1/22	375	376
Valeant Pharmaceuticals International, Inc. 144A 5.875%, 5/15/23(3)	80	70

		2,218

Industrials—7.1%
ADT Corp. (The) 6.250%, 10/15/21	920	967
Ahern Rentals, Inc. 144A 7.375%, 5/15/23(3)	710	600
Air Canada Pass-Through-Trust, 13-1, B 144A 5.375%, 5/15/21(3)	317	323

	PAR VALUE	VALUE
Industrials (continued)
Alfa SAB de CV 144A 5.250%, 3/25/24(3)	$1,200	$1,236
America West Airlines Pass-Through-Trust
99-1, G 7.930%, 1/2/19	632	677
01-1, G 7.100%, 4/2/21	1,263	1,347
American Airlines Pass-Through-Trust 14-1, B 4.375%, 10/1/22	454	453
Bombardier, Inc.
144A 4.750%, 4/15/19(3)	295	258
144A 6.125%, 1/15/23(3)	555	418
Builders FirstSource, Inc. 144A 10.750%, 8/15/23(3)	375	386
CEB, Inc. 144A 5.625%, 6/15/23(3)	275	278
DP World Ltd. 144A 6.850%, 7/2/37(3)	1,000	1,015
Harland Clarke Holdings Corp. 144A 6.875%, 3/1/20(3)	670	596
JBS Investments GmbH 144A 7.250%, 4/3/24(3)	515	518
Latam Airlines Group SA 144A 7.250%, 6/9/20(3)	800	746
Northwest Airlines Pass-Through-Trust 02-1, G2 6.264%, 11/20/21	578	603
Pelabuhan Indonesia II PT 144A 4.250%, 5/5/25(3)	870	785
Transnet SOC Ltd. 144A 4.000%, 7/26/22(3)	1,000	939
UAL Pass-Through-Trust 07-01, A 6.636%, 7/2/22	788	841
United Airlines Pass-Through Trust 15-1, B 4.750%, 4/11/22	524	527

		13,513

Information Technology—1.6%
First Data Corp. 144A 5.750%, 1/15/24(3)	260	261
Flextronics International Ltd. 144A 4.750%, 6/15/25(3)	850	818

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Information Technology (continued)
Hewlett Packard Enterprise Co.
144A 4.400%, 10/15/22(3)	$325	$326
144A 4.900%, 10/15/25(3)	325	321
Riverbed Technology, Inc. 144A 8.875%, 3/1/23(3)	560	535
Tencent Holdings Ltd. 144A 3.800%, 2/11/25(3)	800	791

		3,052

Materials—9.2%
Alpek SA de C.V. 144A 5.375%, 8/8/23(3)	1,230	1,273
ArcelorMittal 6.125%, 6/1/25	865	683
BHP Billiton Finance USA Ltd. 144A 6.750%, 10/19/75(2)(3)(6)	405	404
Braskem America Finance Co. RegS 7.125%, 7/22/41(4)	2,275	1,846
Cascades, Inc. 144A 5.500%, 7/15/22(3)	710	690
Corp Nacional del Cobre de Chile 144A 3.750%, 11/4/20(3)	940	935
Eldorado Gold Corp. 144A 6.125%, 12/15/20(3)	415	384
EuroChem Mineral & Chemical Co. OJSC 144A 5.125%, 12/12/17(3)(7)	425	431
Evraz Group S.A. 144A 6.500%, 4/22/20(3)	775	749
Fibria Overseas Finance Ltd. 5.250%, 5/12/24	835	827
Fortescue Metals Group (FMG) Resources August 2006 Pty Ltd. 144A 9.750%, 3/1/22(3)	410	397
Gerdau Trade, Inc. 144A 5.750%, 1/30/21(3)	500	455
Gerdau Holdings, Inc. 144A 7.000%, 1/20/20(3)	685	681

	PAR VALUE		VALUE
Materials (continued)
Hexion U.S. Finance Corp. 6.625%, 4/15/20	$720		$524
Inversiones CMPC S.A. 144A 4.375%, 5/15/23(3)	1,000		956
Office Cherifien des Phosphates S.A. (OCP) 144A 5.625%, 4/25/24(3)	1,500		1,522
Sappi Papier Holding GmbH 144A 6.625%, 4/15/21(3)	1,100		1,125
Severstal OAO Via Steel Capital SA 144A 5.900%, 10/17/22(3)(7)	2,200		2,157
Tronox Finance LLC 6.375%, 8/15/20	520		350
Union Andina de Cementos SAA 144A 5.875%, 10/30/21(3)	155		153
United States Steel Corp. 6.875%, 4/1/21	550		264
Vedanta Resources plc 144A 6.000%, 1/31/19(3)	825		631

			17,437

Telecommunication Services—4.7%
Altice Financing SA 144A 6.625%, 2/15/23(3)	700		696
America Movil SAB de C.V. Series 12 6.450%, 12/5/22	8,000	MXN	461
Axtel SAB de CV 144A 9.000%, 1/31/20(2)(3)	360		372
Bharti Airtel International Netherlands BV 144A 5.125%, 3/11/23(3)	1,430		1,500
Comcel Trust 144A 6.875%, 2/6/24(3)(7)	570		480
Digicel Group Ltd. 144A 8.250%, 9/30/20(3)	1,075		939
Empresa Nacional de Telecomunicaciones S.A. 144A 4.875%, 10/30/24(3)	415		409
Frontier Communications Corp.
6.250%, 9/15/21	515		442
144A 10.500%, 9/15/22(3)	165		164

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Telecommunication Services (continued)
Neptune Finco Corp. 144A 10.125%, 1/15/23(3)	$200	$210
Sprint Corp. 7.250%, 9/15/21	710	577
T-Mobile USA, Inc.
6.836%, 4/28/23	290	299
6.500%, 1/15/24	325	328
6.500%, 1/15/26	315	315
Verizon Communications, Inc. 4.400%, 11/1/34	685	650
Windstream Corp. 7.750%, 10/15/20	1,150	970

		8,812

Utilities—3.4%
Calpine Corp. 5.375%, 1/15/23	503	472
Electricite de France SA 144A 5.250%(2)(3)(5)(6)	1,325	1,280
Enel SpA 144A 8.750%, 9/24/73(2)(3)(6)	380	438
Israel Electric Corp Ltd. 144A 6.875%, 6/21/23(3)	725	833
Lamar Funding Ltd. 144A 3.958%, 5/7/25(3)	715	637
Majapahit Holding BV 144A 7.750%, 1/20/20(3)	540	609
State Grid Overseas Investment Ltd. 144A 4.125%, 5/7/24(3)	990	1,044
Talen Energy Supply LLC 144A 4.625%, 7/15/19(3)	525	476
TerraForm Power Operating LLC 144A 5.875%, 2/1/23(3)	750	564

		6,353
TOTAL CORPORATE BONDS AND NOTES
(Identified Cost $173,823)		161,087
LOAN AGREEMENTS(2)—12.8%
Consumer Discretionary—2.5%
Caesars Entertainment Operating Co., Inc.
Tranche B-4, 11.250%, 10/31/16(15)	571	529

	PAR VALUE	VALUE
Consumer Discretionary (continued)
Tranche B-7, 11.500%, 1/28/18(15)	$230	$199
Caesars Growth Properties Holdings LLC Tranche B, First Lien, 6.250%, 5/8/21	311	280
El Dorado Resorts, Inc. 4.250%, 7/25/22	158	157
Graton Resort & Casino Tranche B, 4.750%, 9/1/22	204	204
Landry’s, Inc. (Landry’s Restaurants, Inc.) Tranche B, 4.000%, 4/24/18	984	985
Laureate Education, Inc. 2018 Extended, 5.000%, 6/15/18	587	504
Marina District Finance Co., Inc. 6.500%, 8/15/18	274	275
PetSmart, Inc. Tranche B-1 4.250%, 3/11/22	115	114
Scientific Games International, Inc. Tranche B-2, 6.000%, 10/1/21	531	494
Shingle Springs Tribal Gaming Authority 6.250%, 8/29/19	402	404
Staples, Inc. First Lien, 0.000%, 4/23/21(8)	532	526

		4,671

Consumer Staples—0.9%
Kronos Acquisition Intermediate, Inc. (KIK Custom Products, Inc.) Second Lien, 9.750%, 4/30/20	724	734
New Albertson’s, Inc. 4.750%, 6/27/21	883	878

		1,612

Energy—1.2%
Arch Coal, Inc. 6.250%, 5/16/18	923	459

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS (continued)
Energy (continued)
Chelsea Petroleum I LLC 0.000%, 7/22/22(8)	$607	$598
Chief Exploration & Development LLC Second Lien, 7.500%, 5/16/21	682	518
Drillships Ocean Ventures, Inc. 5.500%, 7/25/21	473	274
Jonah Energy LLC Second Lien, 7.500%, 5/12/21	456	340
Sabine Oil & Gas LLC Second Lien, 11.750%, 12/31/18(12)	825	81

		2,270

Financials—0.8%
Capital Automotive LP Second Lien, 6.000%, 4/30/20	454	459
iStar Financial, Inc. Tranche A-2, 7.000%, 3/19/17	1,084	1,095

		1,554

Health Care—2.3%
21st Century Oncology, Inc. Tranche B 6.500%, 4/30/22	229	196
AMAG Pharmaceuticals, Inc. 4.750%, 8/17/21	117	111
Amneal Pharmaceuticals LLC Tranche B, 4.500%, 11/1/19	299	294
Ardent Legacy Acquisitions, Inc. 6.500%, 8/4/21	392	392
Envision Healthcare Corp. 4.500%, 10/28/22	458	456
InVentiv Health, Inc. Tranche B-4, 7.750%, 5/15/18	755	752
Med Impact Healthcare Systems, Inc. 5.750%, 10/27/22	371	371

	PAR VALUE	VALUE
Health Care (continued)
MMM Holdings, Inc. 9.750%, 12/12/17(13)	$204	$139
MSO of Puerto Rico, Inc. 9.750%, 12/12/17(13)	149	101
Regional Care, Inc. (RCHP, Inc.) First Lien, 5.250%, 4/23/19	774	769
Surgery Center Holdings, Inc. First Lien, 5.250%, 11/3/20	486	484
Second Lien, 8.500%, 11/3/21	121	120
US Renal Care, Inc. 0.000%, 11/17/22(8)	262	261

		4,446

Industrials—1.7%
Brock Holdings III, Inc. First Lien, 6.000%, 3/16/17	552	512
Ceridian HCM Holding, Inc. 4.500%, 9/15/20	379	319
DynCorp International, Inc. 6.250%, 7/7/16	607	581
Filtration Group Corp. Second Lien, 8.250%, 11/22/21	206	204
Husky Injection Molding Systems Ltd. 4.250%, 6/30/21	1,025	999
Sedgwick Claims Management Services, Inc. Second Lien, 6.750%, 2/28/22	570	529

		3,144

Information Technology—2.3%
Applied Systems, Inc. Second Lien, 7.500%, 1/24/22	282	273
First Data Corp.
2018 Term Loan 3.712%, 3/23/18	1,680	1,665

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2015

($ reported in thousands)

	PAR VALUE		VALUE
LOAN AGREEMENTS (continued)
Information Technology (continued)
2022 Term Loan 3.962%, 7/8/22	$722		$714
Mitchell International, Inc. Second Lien, 8.500%, 10/11/21	300		295
NXP BV 0.000%, 11/5/20(8)	533		531
Presidio, Inc. Refinancing Term 5.250%, 2/2/22	647		641
Riverbed Technologies, Inc. 6.000%, 4/25/22	314		314

			4,433

Materials—0.5%
Anchor Glass Container Tranche B, 4.500%, 7/1/22	385		384
Fortescue Metals Group (FMG) Resources Property Ltd. 4.250%, 6/30/19	459		377
Polyone Corp. 3.750%, 11/11/22	199		199

			960

Telecommunication Services—0.2%
T-Mobile USA 3.500%, 11/9/22	356		357

Utilities—0.4%
NRG Energy, Inc. 2.750%, 7/1/18	718		702
TOTAL LOAN AGREEMENTS (Identified Cost $26,520)			24,149

	SHARES

PREFERRED STOCKS—3.8%
Energy—0.6%
PTT Exploration & Production PCL 144A, 4.875%(2)(3)(6)(11)	1,100	(9)	1,091

	SHARES		VALUE
Financials—3.1%
Bank of New York Mellon Corp. (The) Series E, 4.950%(2)(6)	545	(9)	$540
Citigroup, Inc. Series J, 7.125%(2)(6)	30,800		867
General Electric Capital Corp. Series B, 6.25%(2)(6)(11)	500	(9)	569
General Electric Capital Corp. Series C, 5.25%(2)(6)	600	(9)	624
Goldman Sachs Group, Inc. (The) Series L, 5.700%(2)(6)(11)	150	(9)	150
JPMorgan Chase & Co. Series Z, 5.300%	160	(9)	159
PNC Financial Services Group, Inc. (The) Series R, 4.850%(2)(6)(11)	890	(9)	845
SunTrust Bank, Inc. 5.625%(2)(6)	60	(9)	60
Wells Fargo & Co. Series K, 7.980%(2)(6)(11)	840	(9)	882
Zions Bancorp 6.950%(2)(6)	47,150		1,318

			6,014
TOTAL PREFERRED STOCKS (Identified Cost $6,915)			7,105
COMMON STOCK—0.0%
Energy—0.0%
Hercules Offshore, Inc.(14)	10,017		37
TOTAL COMMON STOCK (Identified Cost $625)			37

	CONTRACTS
PURCHASED OPTIONS—0.1%
Call Options—0.0%
S&P 500® Index expiration 12/11/15 strike price $2,240	791		0
S&P 500® Index expiration 12/4/15 strike price $2,240	791		0

			0

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2015

($ reported in thousands)

	CONTRACTS	VALUE
PURCHASED OPTIONS (continued)
Put Options—0.1%
S&P 500® Index expiration 12/11/15 strike price $1,935	791	$111
S&P 500® Index expiration 12/4/15 strike price $1,935	791	23

		134
TOTAL PURCHASED OPTIONS—0.1%
(Premiums Paid $263)		134
TOTAL LONG TERM INVESTMENTS—131.7%
(Identified Cost $268,436)		249,024

	SHARES
SHORT-TERM INVESTMENTS—1.5%
Money Market Mutual Fund—1.5%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.170%)	2,877,107	2,877
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $2,877)		2,877
TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS—133.2%
(Identified Cost $271,313)		251,901	(1)(10)

	CONTRACTS
WRITTEN OPTIONS—(0.2)%
Call Options—0.0%
S&P 500® Index expiration 12/11/15 strike price $2,175	791	(16)
S&P 500® Index expiration 12/4/15 strike price $2,175	791	(4)

		(20)

Put Options—(0.2)%
S&P 500® Index expiration 12/11/15 strike price $2,000	791	(316)

	CONTRACTS	VALUE
Put Options (continued)
S&P 500® Index expiration 2/4/15 strike price $2,000	791	$(111)

		(427)
TOTAL WRITTEN OPTIONS—(0.2)% (Premiums Received $683)		(447	)(1)
TOTAL INVESTMENTS NET OF WRITTEN OPTIONS—133.0%
(Identified Cost $270,630)		251,454
Other assets and liabilities, net—(33.0)%		(62,461)

NET ASSETS—100.0%		$188,993

Abbreviations:

FNMA	Federal National Mortgage Association (“Fannie Mae”).
REIT	Real Estate Investment Trust

FOOTNOTE LEGEND:

(1)	Federal Income Tax Information: For tax information at November 30, 2015, see Note 12 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at November 30, 2015.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2015, these securities amounted to a value of $120,086 or 63.5% of net assets.
(4)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.
(5)	No contractual maturity date.
(6)	Interest payments may be deferred.
(7)	This Note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2015

($ reported in thousands)

(8)	This loan will settle after November 30, 2015, at which time the interest rate, based on the London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date, will be reflected.
(9)	Value shown as par value.
(10)	All or a portion of the portfolio is segregated as collateral for the borrowings.
(11)	All or a portion of the security is segregated as collateral for written options.
(12)	Security in default, no interest payments are being received.
(13)	Illiquid security.
(14)	Non-income-producing security.
(15)	Security in default, interest payments received during bankruptcy proceedings.

Foreign Currencies:

BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
IDR	Indonesian Rupiah
MXN	Mexican Peso
RUB	Russian Ruble
TRY	Turkish Lira
ZAR	South African Rand

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2015

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of November 30, 2015 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at November 30, 2015	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Debt Securities:
Asset-Backed Securities	$6,693	$—	$6,277	$416
Corporate Bonds and Notes	161,087	—	161,087	—
Foreign Government Securities	22,041	—	22,041	—
Loan Agreements	24,149	—	22,714	1,435
Mortgage-Backed Securities	23,540	—	23,540	—
Municipal Bonds	1,718	—	1,718	—
U.S. Government Securities	2,520	—	2,520	—
Equity Securities:
Common Stock	37	37	—	—
Preferred Stocks	7,105	867	6,238	—
Purchased Options	134	134	—	—
Short-Term Investments	2,877	2,877	—	—

Total Investments before Written Options	$251,901	$3,915	$246,135	$1,851

Written Options	(447)	(447)	—	—

Total Investments Net of Written Options	$251,454	$3,468	$246,135	$1,851

Securities held by the Fund with an end of period value of $1,318 were transferred from Level 1 to Level 2, since an exchange price was no longer available.

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2015

($ reported in thousands)

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.

Investments in Securities	Total		Loan Agreements		Asset-Backed Securities
Balance as of December 31, 2014:	$395		$395		$0
Accrued discount (premium)	—	(c)	—	(c)	—	(c)
Realized gain (loss)	—		—		—
Change in unrealized appreciation/(depreciation)(d)	(59)		(55)		(4)
Purchases	420		—		420
Sales(b)	—		—		—
Transfers into Level 3(a)	1,095	(f)	1,095	(f)	—
Transfers from Level 3(a)	—		—		—

Balance as of November 30, 2015	$1,851	(e)	$1,435	(e)	$416	(e)

(a)	“Transfers into and/or from” represent the ending value as of November 30, 2015, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
(b)	Includes paydowns on securities.
(c)	Amount is less than $500.
(d)	Included in the related net change in unrealized appreciation (depreciation) on investments in the Statement of Operations. The change in unrealized appreciation (depreciation) on securities still held at November 30, 2015, was $(55).
(e)	The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of Level 3 investments.
(f)	The transfer is due to a decrease in trading activities at period end.

None of the securities in this table are internally fair valued.

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 2015

(Reported in thousands except shares and per share amounts)

Assets
Investment in securities at value (Identified cost $271,313)	$251,901
Cash	1,999
Deposits with prime broker	3,328
Receivables
Investment securities sold	1,466
Dividends and interest	3,229
Tax reclaims	62
Prepaid expenses	17
Prepaid trustee retainer	12

Total assets	262,014

Liabilities
Written options at value (Premiums received $683)(Note 3)	447
Payables
Borrowings (Note 8)	68,000
Investment securities purchased	4,235
Investment advisory fee	201
Administration fee	28
Professional fee	43
Trustees’ fee and expenses	25
Interest payable on borrowings	2
Other accrued expenses	40

Total liabilities	73,021

Net Assets	$188,993

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$208,572
Accumulated undistributed net investment income (loss)	(233)
Accumulated undistributed net realized gain (loss)	(162)
Net unrealized appreciation (depreciation)	(19,184)

Net Assets	$188,993

Net Asset Value Per Share (Net assets/shares outstanding) Shares outstanding 11,255,236	$16.79

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

STATEMENTS OF OPERATIONS

($ reported in thousands)

	Fiscal Period Ended November 30, 2015(2)	Year Ended December 31, 2014
Investment Income
Interest	$13,900	$18,274
Dividends	130	199
Foreign taxes withheld	(12)	(59)

Total investment income	14,018	18,414

Expenses
Investment advisory fees	2,372	2,890
Administration and accounting fees	329	400
Trustee’s fees and expenses	127	178
Printing fees and expenses	105	97
Professional fees	76	96
Transfer agent fees and expenses	19	17
Custodian fees	13	12
Miscellaneous	64	82

Total expenses before interest expense	3,105	3,772
Interest expense	674	849

Total expenses after interest expense	3,779	4,621

Net investment income (loss)	10,239	13,793

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(16,924)	(4,353)
Net realized gain (loss) on foreign currency transactions	(73)	(124)
Net realized gain (loss) on written options	17,035	9,928
Net increase from payments by affiliates(1)	4	—
Net change in unrealized appreciation (depreciation) on investments	(4,805)	(10,646)
Net change in unrealized appreciation (depreciation) on foreign currency translations	12	(20)
Net change in unrealized appreciation (depreciation) on written options	531	(295)

Net realized and unrealized gain (loss) on investments	(4,220)	(5,510)

Net increase (decrease) in net assets resulting from operations	$6,019	$8,283

(1)	See Note 4E in the Notes to Financial Statements.
(2)	The Fund changed its fiscal year end to November 30 during the period.

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

($ reported in thousands)

	Fiscal Period Ended November 30, 2015(1)	Year Ended December 31, 2014	Year Ended December 31, 2013
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$10,239	$13,793	$15,135
Net realized gain (loss)	38	5,451	3,257
Net increase in payments by affiliates	4	—	—
Net change in unrealized appreciation (depreciation)	(4,262)	(10,961)	(15,746)

Increase (decrease) in net assets resulting from operations	6,019	8,283	2,646

From Distributions to Shareholders
Net investment income	(7,892)	(13,105)	(14,560)
Net realized short-term gains	(2,114)	(4,003)	(2,638)
Net realized long-term gains	(5,291)	(1,148)	—
Return of capital	(5,953)	—	—

Decrease in net assets from distributions to shareholders	(21,250)	(18,256)	(17,198)

Net increase (decrease) in net assets	(15,231)	(9,973)	(14,552)

Net Assets
Beginning of period	204,224	214,197	228,749

End of period	$188,993	$204,224	$214,197

Accumulated undistributed net investment income (loss) at end of period	$(233)	$(75)	$1,229

(1)	The Fund changed its fiscal year end to November 30 during the period.

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

STATEMENT OF CASH FLOWS

FOR THE FISCAL PERIOD ENDED NOVEMBER 30, 2015

($ reported in thousands)

Increase (decrease) in cash
Cash Flows Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$6,019

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided/(used by) operating activities:
Proceeds from sales and paydowns of long-term investments	142,999
(Increase) Decrease in investment securities sold receivable	(473)
Purchases of long-term investments	(132,508)
Increase (Decrease) in investment securities purchased payable	4,005
Net (purchases) or sales of short-term securities	487
Net (purchases) or sales in purchased options	(7,827)
Net purchases or (sales) in written options	16,825
Net change in unrealized (appreciation)/depreciation on long-term investments	4,805
Net change in unrealized (appreciation)/depreciation written options	(531)
Net realized (gains)/loss from sales of long-term investments	16,924
Net realized (gains)/loss from written options	(17,035)
Amortization of premium and accretion of discounts on investments	492
(Increase) Decrease in deposit with prime broker	(37)
(Increase) Decrease in tax reclaims receivable	4
(Increase) Decrease in dividends and interest receivable	837
(Increase) Decrease in prepaid expenses	(8)
(Increase) Decrease in prepaid trustee retainer	(12)
Increase (Decrease) in interest expense on borrowings	—
Increase (Decrease) in investment advisory fees payable	(29)
Increase (Decrease) in other affiliates payable	4
Increase (Decrease) in Trustees’ fees payable	25
Increase (Decrease) in other accrued expenses payable	3

Cash provided by (used for) operating activities	34,969

Cash provided by (used for) financing activities:
Cash payments for borrowings	(12,000)
Cash dividends paid to shareholders	(21,250)

Cash provided by (used) for financing activities:	(33,250)

Net increase (decrease) in cash	1,719

Cash:
Cash and foreign currency at beginning of period	280

Cash and foreign currency at end of period	$1,999

Cash flow information:
Cash paid during the period for interest	$674

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2014

($ reported in thousands)

Cash Flows Provided by (Used) for Operating Activities:
Net increase (decrease) in net assets resulting from operations	$8,283

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided/ (used) by operating activities:
Proceeds from sales and paydowns of long-term investments	149,002
(Increase) Decrease in investment securities sold receivable	(993)
Purchase of long-term investments	(132,691)
Increase (Decrease) in investment securities purchased payable	(2,673)
Net purchases or sales of short-term securities	787
Net purchases or sales of options purchased	(5,557)
Net purchases or sales of options written	10,821
Net change in unrealized (appreciation)/depreciation on long-term investments	10,646
Net change in unrealized (appreciation)/depreciation on options written	295
Net realized gains/(loss) from sales of long-term investments	4,353
Net realized gain/(loss) from options written	(9,928)
Amortization of premium and accretion of discount on investments	572
(Increase) Decrease in deposits in prime broker	(3,291)
(Increase) Decrease in tax reclaims receivable	(30)
(Increase) Decrease in dividends and interest receivable	606
(Increase) Decrease in prepaid expenses	5
Increase (Decrease) in interest expense on borrowings	(1)
Increase (Decrease) in investment advisory fees payable	(18)
Increase (Decrease) in other affiliates payable	(1)
Increase (Decrease) in Trustees’ fees payable	1
Increase (Decrease) in other accrued expenses payable	5

Cash provided by (used) for operating activities	30,193

Cash provided by (used) for financing activities:
Cash payments from borrowings	(13,000)
Cash dividends paid to shareholders	(18,256)

Cash provided by (used) for financing activities:	(31,256)

Net increase (decrease) in cash	(1,063)

Cash:
Cash and foreign currency at beginning of period	1,343

Cash and foreign currency at end of period	$280

Supplemental cash flow information:
Cash paid during the period for interest	$849

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

FINANCIAL HIGHLIGHTS

(Selected per share data and ratios for a share outstanding throughout each period)

	Period Ended November 30(10) 2015		Year Ended December 31,		From Inception[1] to December 31, 2012
			2014	2013
PER SHARE OPERATING DATA:
Net Asset Value, Beginning of Period	$18.14		$19.03	$20.32	$19.10	(1)

Income from investment operations:
Net Investment Income/(Loss)(2)	0.91		1.23	1.34	1.08
Net Realized and Unrealized Gain/(Loss)	(0.37)		(0.50)	(1.10)	1.19

Total from Investment Operations	0.54		0.73	0.24	2.27

Dividends and/or Distributions to Shareholders:
Dividends from Net Investment Income	(0.70)		(1.16)	(1.29)	(0.93)
Dividends from Net Realized Gains	(0.66)		(0.46)	(0.24)	(0.12)
Distributions from return of capital	(0.53)		—	—	—

Total Dividends and Distributions to Shareholders	(1.89)		(1.62)	(1.53)	(1.05)
Payment from affiliate	—	(9)	—	—	—

Net Asset Value, End of Period	$16.79		$18.14	$19.03	$20.32

Market Price, End of Period(3)	$14.26		$15.85	$16.92	$18.90

Total Return on Net Asset Value(4)	4.34	%(7)	4.81%	1.89%	12.61	%(7)
Total Return on Market Value(5)	1.47	%(7)	2.94%	(2.55)%	(0.02	)%(7)
Net Assets, End of Period (000’s)	$188,993		$204,224	$214,197	$228,749

RATIOS/SUPPLEMENTAL DATA:
Ratio of Total Expenses After Interest Expense to Average Net Assets(6)	2.08	%(8)	2.13%	2.16%	2.19	%(8)
Ratio of Net Investment Income/(Loss) to Average Net Assets	5.62	%(8)	6.37%	6.87%	6.65	%(8)
Portfolio Turnover Rate	50	%(7)	45%	48%	46	%(7)

Bank Borrowings:
Loan Outstanding, End of Period (000’s)	$68,000		$80,000	$93,000	$93,000
Asset Coverage for Loan Outstanding	376%		357%	330%	346%

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

FINANCIAL HIGHLIGHTS (Continued)

(Selected per share data and ratios for a share outstanding throughout each period)

(1)	Fund commenced operations on February 23, 2012, the date which its initial public offering shares were issued.
(2)	Based on average number of shares of common stock outstanding.
(3)	Closing price – New York Stock Exchange (“NYSE”).
(4)	Total Return on NAV is calculated using the Net Asset Value of common stock on the first business day and the closing Net Asset Value on the last business day of the period. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan.
(5)	Total investment return is calculated assuming a purchase of common shares of the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total investment return is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares.
(6)	Ratio of operating expenses, excluding interest expense on the line of credit, was 1.71% for the fiscal period ended November 30, 2015, and 1.74% and 1.73% for the years ended December 31, 2014 and 2013, respectively, and 1.74% for the period ended December 31, 2012.
(7)	Not annualized.
(8)	Annualized.
(9)	Amount is less than $0.005.
(10)	During the period the Fund changed its fiscal year end from December 31 to November 30.

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 2015

Note 1. Organization

The Fund was incorporated as a statutory trust under the laws of the State of Delaware on November 9, 2011. The Fund commenced operations on February 23, 2012, as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to maximize current income while preserving capital.

Note 2. Significant Accounting Policies

The significant accounting policies consistently followed by the Fund in the preparation of its financial statements are summarized below and for derivatives, included in Note 3 below. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

A.	Security Valuation

Security valuation procedures for the Fund, which include nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Trustees (the “Board”, or the “Trustees”). All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of certain members of management as identified to the Board and convenes independently from portfolio management. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Quarterly fair valuations are reviewed by the Board.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2015

securities and private placements that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities, may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2015

recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

C.	Income Taxes

The Fund is treated as a separate taxable entity. It is the Fund’s intention to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of November 30, 2015, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2012 (inception of the Fund) forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

F.	When-issued Purchases and Forward Commitments (Delayed-Delivery)

The Fund may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by the Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2015

forward commitments enable the Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. The Fund records when-issued and delayed delivery securities on the trade date. The Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

G.	Loan Agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan Agreements are generally non-investment grade and often involve borrowers that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR (London Interbank Offered Rate), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a loan agreement is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

At November 30, 2015, all loan agreements held by the Fund are assignment loans.

H.	Expenses

Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2015

In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro rata expenses of any underlying mutual funds in which the Fund invests.

Note 3. Derivative Financial Instruments and Transactions

($ reported in thousands)

Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position. Summarized below is a specific type of derivative instrument used by the Fund.

A.	Options contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund pursues an option income strategy whereby it purchases and sells out-of-the-money puts and calls, creating an options spread designed to generate a consistent level of option cash flow which should result in additional yield. The Fund is subject to equity price risk in the normal course of pursuing its investment objectives.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedule of Investments. Purchased options are reported as an asset within “Investment in securities at value” in the Statement of Assets and Liabilities. Options written are reported as a liability within “Written options outstanding at value”. Changes in value of the purchased option is included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations. Changes in value of written options is included in “Net change in unrealized appreciation (depreciation) on written options”.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain (loss) on investments” in the Statement of Operations. Gain or loss on written options is presented separately as “Net realized gain (loss) on written options” in the Statement of Operations.

The risk in writing covered put options is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are normally subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2015

from the then-market value. However, the Fund may limit its risk of loss when writing an option by purchasing an option similar to the one that is sold, except for the fact it is further “out of the money”.

The Fund invested in derivative instruments during the fiscal period in the form of writing put/call options and buying put/call options on the S&P 500® Index. The primary risk associated with these derivative instruments is equity risk.

The Fund had transactions in written options for the period ended November 30, 2015, as follows:

	Calls		Puts
	Number of Contracts	Premiums received	Number of Contracts	Premiums received
Written Options outstanding at December 31, 2014	2,265	$116	2,265	$777
Options written	44,409	1,542	44,409	17,616
Options closed	(33,853)	(1,156)	(34,757)	(13,513)
Options expired	(11,239)	(452)	(10,335)	(4,247)
Options exercised	—	—	—	—

Written Options outstanding at November 30, 2015	1,582	$50	1,582	$633

The following is a summary of the Fund’s options contracts as presented in the Statement of Assets and Liabilities as of November 30, 2015:

2015
Assets: Purchased options at value	$134 (1)
Liabilities: Written options at value	(447)

Net asset (liability) balance	$(313)

The following is a summary of the Fund’s options contracts as presented in the Statements of Operations.

	2015		2014
Net realized gain (loss) on purchased options	$(8,047	)(2)	$5,075	(2)
Net realized gain (loss) on written options	17,035		9,928
Net change in unrealized appreciation (depreciation) on purchased options	(271	)(3)	142	(3)
Net change in unrealized appreciation (depreciation) on written options	531		(295)

Total realized and unrealized gain (loss) on purchased and written options	$9,248		$14,850

(1)	Amount included in Investment in securities at value.
(2)	Amount included in Net realized gain (loss) on investments.
(3)	Amount included in Net change in unrealized appreciation (depreciation) on investments.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2015

For the period ended November 30, 2015, the average daily premiums paid by the Fund for purchased options was $258 and the average daily premiums received by the Fund from written options was $(625).

Note 4. Investment Advisory Fees and Related Party Transactions

($ reported in thousands)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the adviser to the Fund. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadviser.

As compensation for its services to the Fund, the Adviser will receive a monthly fee at an annual rate of 0.95% as a percentage of the average daily managed assets which is defined as the value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness, entered into for the purpose of constituting financial leverage).

B.	Subadviser

Newfleet Asset Management, LLC (“Newfleet”), an indirect, wholly owned subsidiary of Virtus, is the subadviser for the Fund. The subadviser manages the investments of the Fund for which they are paid a fee by the Adviser.

C.	Administrator

Virtus Fund Services, LLC (“VFS”), an indirect wholly owned subsidiary of Virtus, serves as administrator to the Fund.

For the fiscal period ended November 30, 2015, the Fund incurred administration fees totaling $250 which are included in the Statement of Operations.

For the year ended December 31, 2014, the Fund incurred administration fees totaling $304 which are included in the Statement of Operations.

D.	Trustees

For the fiscal period ended November 30, 2015, the Fund incurred Trustees fees totaling $104 which are included in the Statement of Operations.

For the year ended December 31, 2014, the Fund incurred Trustees fees totaling $153 which are included in the Statement of Operations.

E.	Payment from Affiliate

During the fiscal period, the Adviser reimbursed the Fund for certain losses in the amount of $4. There was no impact on total return.

Note 5. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities, and short-term investments) during the fiscal period ended November 30, 2015 were as follows:

Purchases	Sales
$98,923	$118,822

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2015

The purchases and sales of long term U.S. Government and agency securities for the fiscal period ended November 30, 2015, were as follows:

Purchases	Sales
$33,585	$24,177

Note 6. Illiquid and Restricted Securities

Investments generally are considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of the Fund’s Schedule of Investments, where applicable. However, a portion of such footnoted securities could be liquid where it is determined that some, though not all, of the position could be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund.

Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

The Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

At November 30, 2015, the Fund did not hold any securities that are both illiquid and restricted.

Note 7. Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

High-yield/high risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadviser to accurately predict risk.

The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objective. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors. At November 30, 2015, the Fund held 26% of its total investments net of written options in securities within the financials sectors.

The Fund borrows through its line of credit for the purpose of leveraging. While leverage presents opportunities for increasing the Fund’s total return, it also has the effect of potentially increasing losses. Accordingly, any event which adversely affects the value of an investment held by the Fund would be magnified to the extent the Fund is leveraged.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2015

Note 8. Borrowings

($ reported in thousands)

The Fund has entered into a Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $125,000, which may be increased to $150,000 under certain circumstances (“Commitment Amount”). Borrowings under the Agreement are collateralized by investments of the Fund. The Agreement results in the Fund being subject to certain covenants including asset coverage and portfolio composition (among others). If the Fund fails to meet or maintain certain covenants as required under the Agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of securities at potentially inopportune times. Interest is charged at LIBOR (London Interbank Offered Rate) plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance, if less than 50% of the Commitment Amount is outstanding as a loan to the Fund. There were no commitment fees paid or accrued for the period ended November 30, 2015. The Agreement is renewable by the Fund with the Bank’s consent. The Agreement can also be converted to a 364 day fixed term facility, one time at the Fund’s option. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default. From January 1, 2015 – November 30, 2015, the average daily borrowings under the Agreement and the weighted daily average interest rate were $73,904 and 0.983%, respectively. At November 30, 2015, the amount of such outstanding borrowings was as follows:

Outstanding Borrowings	Interest Rate
$68,000	1.032%

Note 9. Indemnifications

Under the Fund’s organizational documents, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Each Trustee has also entered into an indemnification agreement with the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to such arrangements and expects the risk of loss to be remote.

Note 10. Capital Transactions

At November 30, 2015, the Fund had one class of common stock, no par value shares, of which unlimited shares are authorized and 11,255,236 shares are outstanding. Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the “Plan”), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the periods ended November 30, 2015, December 31, 2014 and December 31, 2013, there were no shares issued pursuant to the Plan.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2015

On December 3, 2015, the Fund announced a distribution of $0.156 to shareholders of record on December 14, 2015. This distribution has an ex-dividend date of December 10, 2015, and is payable on December 18, 2015.

Note 11. Regulatory Matters and Litigation

From time to time, the Fund’s investment adviser and/or its affiliates and/or subadvisers may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker dealers and other laws and regulations affecting their products and other activities. The outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

As part of an SEC non-public, confidential investigation of a matter entitled – In the Matter of F-Squared Investments Inc., the SEC staff informed the Fund’s investment adviser that it was inquiring into whether it had violated securities laws or regulations with respect to circumstances related to that matter. On November 16, 2015, without admitting or denying the SEC’s findings, the Fund’s investment adviser consented to the entry of an order providing that it cease and desist from committing or causing any violations and future violations of Sections 204, 206(2) and 206(4) of the Investment Advisers Act of 1940, as amended, and Rules 204-2, 206(4)-1, 206(4)-7 and 206(4)-8 thereunder, and Section 34(b) of the Investment Company Act of 1940, as amended; agreed to a censure; and paid $16.5 million, which included a civil money penalty of $2 million, disgorgement of $13.4 million and prejudgment interest of $1.1 million. This matter had no impact upon these financial statements.

Note 12. Federal Income Tax Information

($ reported in thousands)

At November 30, 2015, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Investments (including purchased options)	$271,464	$3,288	(22,851)	(19,563)
Written Options	(447)	—	—	—

The differences between book basis cost and tax basis cost were attributable primarily to the tax deferral of losses on wash sales.

Capital losses realized after October 31 and certain late year losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal period ended November 30, 2015, the Fund deferred post-October capital losses of $0 and qualified late year ordinary losses of $7 and recognized post-October capital losses of $0 and qualified late year ordinary losses of $0.

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed above) consist of undistributed ordinary income of $0 and undistributed long-term capital gains of $0.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2015

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

The tax character of dividends and distributions paid during the fiscal periods ended November 30, 2015 and December 31, 2014 and December 31, 2013 was as follows:

	Period Ended
	2015	2014	2013
Ordinary Income	$10,006	$14,814	$17,016
Long-term capital gains	1,014	4,658	767
Return of Capital	5,953	—	—

Total	$16,973	$19,472	$17,783

The difference between the distributions reported on the Statement of Changes and this table is due to distributions that are declared in the current fiscal year and paid in the following fiscal year that qualify to be treated, for tax purposes, as paid in the year the distribution was declared.

Note 13. Reclassification of Capital Accounts

($ reported in thousands)

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Fund. As of November 30, 2015, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:

Capital Paid in on Shares of Beneficial Interest	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$—(1)	$(2,505)	$2,505

(1)	Amount is less than $500.

Note 14. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Virtus Global Multi-Sector Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Virtus Global Multi-Sector Income Fund (the “Fund”) at November 30, 2015, the results of its operations and its cash flows for the period ended November 30, 2015 and for the year ended December 31, 2014, the changes in its net assets for the period ended November 30, 2015 and each of the two years in the period ended December 31, 2014 and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 21, 2016

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

TAX INFORMATION NOTICE

NOVEMBER 30, 2015

(Unaudited)

For the fiscal period ended November 30, 2015, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends to qualify for the lower tax rates (“QDI”) applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amount below as long-term capital gains dividends (“LTCG”) taxable at a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amount, if subsequently different, will be designated in the next annual report.

QDI	DRD	LTCG
—%	—%	$1,014

CERTIFICATION

The Fund’s Chief Executive Officer (“CEO”) will file the required annual CEO certification regarding compliance with the NYSE’s listing standards no more than 30 days after the Fund’s annual shareholder meeting and the Fund also has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

KEY INFORMATION

Virtus Global Multi-Sector Income Fund Shareholder Relations: 1-866-270-7788

For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information

REINVESTMENT PLAN

The Reinvestment Plan (the “Plan”) offers shareholders a convenient way to acquire additional shares of the Fund. Registered holders will be automatically placed in the Plan. If shares are held at a brokerage firm, contact your broker about participation in the Plan.

REPURCHASE OF SECURITIES

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

PROXY VOTING INFORMATION (FORM N-PX)

The Adviser and subadviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788. This information is also available through the SEC’s website at http://www.sec.gov.

FORM N-Q INFORMATION

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

AUTOMATIC REINVESTMENT AND CASH PURCHASE PLAN

The Virtus Global Multi-Sector Income Fund (the “Fund”) allows you to conveniently reinvest distributions quarterly in additional Fund shares thereby enabling you to compound your returns from the Fund. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Enrollment in the Reinvestment Plan

It is the policy of the Fund to automatically reinvest distributions payable to shareholders. A “registered” shareholder automatically becomes a participant in the Fund’s Automatic Dividend Reinvestment and Cash Purchase Plan. (the “Plan”). The Plan authorizes the Fund to credit all shares of common stock to participants upon a distribution regardless of whether the shares are trading at a discount or premium to the net asset value. Registered shareholders may terminate their participation and receive distributions in cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”). The termination will become effective with the next distribution if the Plan Administrator is notified at least 7 business days prior to the distribution payment date. Registered shareholders that wish to change their distribution option from cash payment to reinvest may do so by contacting the Plan Administrator at 1-866-270-7788.

In the case of banks, brokers, or other nominees which hold your shares for you as the beneficial owner, the Plan Administrator will administer the Plan based on the information provided by the bank, broker or nominee. To the extent that you wish to participate in the Plan, you should contact the broker, bank or nominee holding your shares to ensure that your account is properly represented. If necessary, you may have your shares taken out of the name of the broker, bank or nominee and register them in your own name.

How shares are purchased through the Reinvestment Plan

When a distribution is declared, nonparticipants in the plan will receive cash. Participants in the plan will receive shares of the Fund valued as described below:

If on the payable date of the distribution, the market price of the Fund’s common stock is less than the net asset value, the Plan Administrator will buy Fund shares on behalf of the Participant in the open market, on the New York Stock Exchange (NYSE) or elsewhere. The price per share will be equal to the weighted average price of all shares purchased, including commissions. Commission rates are currently $0.02 per share, although the rate is subject to change and may vary. If, following the commencement of purchases and before the Plan Administrator has completed its purchases, the trading price equals or exceeds the most recent net asset value of the common shares, the Plan Administrator may cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) the net asset value on the last day the Plan Administrator purchased shares or (b) 95% of the market price on such day. In the case where the Plan Administrator has terminated open market purchase and the Fund has issued the remaining shares, the number of shares received by the Participant in respect of the cash distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares. Under certain circumstances, the rules and regulations of the Securities and Exchange Commission may require limitation or temporary suspension of market purchases of shares under the Plan. The Plan Administrator will not be accountable for its inability to make a purchase during such a period.

If on the payable date of the distribution, the market price is equal to or exceeds the net asset value, Participants will be issued new shares by the Fund at the greater of the (a) the net asset value on the payable date or (b) 95% of the market price on such date.

AUTOMATIC REINVESTMENT AND CASH PURCHASE PLAN (Continued)

The automatic reinvestment of distributions will not relieve Participants of any income tax which may be payable on such distributions. A Participant in the Plan will be treated for federal income tax purposes, as having received on a payment date, a distribution in an amount equal to the cash the participant could have received instead of shares. If you participate in the Plan, you will receive a Form 1099-DIV concerning the Federal tax status of distributions paid during the year.

Charges to Participate in the Plan

As a Participant in the Plan you will not pay any charge to have your distributions reinvested in additional shares. The Plan Administrator’s fees for handling the reinvestment of distributions will be paid by the Fund. There will be no brokerage commissions for shares issued directly by the Fund in payment of distributions. However, each Participant will pay a pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with the reinvestment of distributions.

Voluntary Cash Purchase Plan

Participants in the Plan have the option of making additional cash payments for investment in shares of the Fund. Such payments can be made in any amount from $100 per payment to $3,000 per month. The Plan Administrator will use the funds received to purchase Fund shares in the open market on the 15th of each month or the next business day if the 15th falls on a weekend or holiday (the “Investment Date”). The purchase price per share will be equal to the weighted average price of all shares purchased on the Investment Date, including commissions. There is no charge to shareholders for Cash Purchases. The plan administrator’s fee will be paid by the Fund. However, each participating shareholder will pay pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with all cash investments. Voluntary cash payments should be sent to Computershare Trust Company, N.A., PO Box 43078, Providence, RI 02940-3078.

Participants have an unconditional right to obtain the return of any cash payment if the Plan Administrator receives written notice at least 5 business days before such payment is to be invested.

Automatic Monthly Investment

Participants in the Plan may purchase additional shares by means of an Automatic Monthly Investment of not less than $100 nor more than $3,000 per month by electronic funds transfer from a predesignated U.S bank account. If a Participant has already established a Plan account and wishes to initiate Automatic Monthly Investments, the Participant must complete and sign an automatic monthly investment form and return it to the Plan Administrator together with a voided check or deposit slip for the account from which funds are to be withdrawn. Automatic monthly investment forms may be obtained from the Plan Administrator by calling 1-866-270-7788.

Termination of Shares

Shareholders wishing to liquidate shares held with the Plan Administrator must do so in writing or by calling 1-866-270-7788. The Plan Administrator does not charge a fee for liquidating your shares; however, currently a brokerage commission of $0.02 will be charged. This charge may vary and is subject to change.

Once terminated, you may re-enroll in the Plan (provided you still have shares registered in your name) by contacting the Plan Administrator at 1-866-270-7788.

AUTOMATIC REINVESTMENT AND CASH PURCHASE PLAN (Continued)

Additional Information

For more information regarding the Automatic Reinvestment and Cash Purchase Plan, please contact the Plan Administrator at 1-866-270-7788 or visit our website at Virtus.com.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such distribution. The Plan also may be amended or terminated by the Plan Administrator with at least 90 days written notice to participants in the Plan.

FUND MANAGEMENT TABLES

Information pertaining to the Trustees and Officers of the Company as of December 31, 2015, is set forth below. The statement of additional information (SAI) includes additional information about the Directors and is available without charge, upon request, by calling (800) 367-5877.

The address of each individual, unless otherwise noted, is c/o Virtus Global Multi-Sector Income Fund, 100 Pearl Street, Hartford, CT 06103.

Disinterested Trustees

Name Year of Birth Year Elected # of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Trusteeships Held by Trustee
Philip R. McLoughlin YOB: 1946 Elected: 2011 Chairman 66 Portfolios	Partner (2006 to 2010), Cross Pond Partners, LLC (investment management consultant); and Managing Director (2008 to 2010), SeaCap Partners, LLC (strategic advisory firm). Director (since 1991) and Chairman (since 2010), World Trust Fund (closed-end investment firm in Luxembourg); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); Chairman (since 2002) and Trustee (since 1999), Virtus Mutual Fund Complex (43 portfolios); Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Trustee/Director and Chairman (since 2011), Virtus Closed-End Funds (3 portfolios); and Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (7 portfolios).
Thomas F. Mann YOB: 1950 Elected: 2011 10 Portfolios	Managing Director and Group Head Financial Institutions Group (2003 to 2012), Societe Generale Sales of Capital Market Solutions and Products. Founder, MannMaxx Management (since 2010); Trustee (since 2002), The Hatteras Funds (20 portfolios); Trustee/Director (since 2011), Virtus Closed-End Funds (3 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (7 portfolios).
William R. Moyer YOB: 1944 Elected: 2011 10 Portfolios	Financial and Operations Principal (2006 to present), Newcastle Distributors LLC (broker dealer); Partner (2006 to 2012), CrossPond Partners, LLC (strategy consulting firm); Partner (2008 to 2010), Seacap Partners, LLC (investment management); and former Chief Financial Officer, Phoenix Investment Partners. Trustee/Director (since 2011), Virtus Closed-End Funds (3 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (7 portfolios).
James M. Oates YOB: 1946 Elected: 2013 53 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm). Trustee (since 1987), Virtus Mutual Fund Complex (43 portfolios); Director (since 1996), Stifel Financial; Director (since 1998), Connecticut River Bancorp; Chairman and Director (1999 to 2014), Connecticut River Bank; Chairman (2000 to 2014), Emerson Investment Management, Inc.; Director (since 2002), New Hampshire Trust Company; Chairman and Trustee (2005 to 2014), John Hancock Fund Complex (228 portfolios); Non-Executive Chairman (2007 to present), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Trustee/Director (since 2013), Virtus Closed-End Funds (3 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (7 portfolios).

FUND MANAGEMENT TABLES (Continued)

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name Year of Birth Year Elected # of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
George R. Aylward* Trustee and President YOB: 1964 Elected: 2011 63 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various senior officer positions with Virtus affiliates (since 2005). Trustee (since 2006), Virtus Mutual Funds (43 portfolios); Chairman, President and Chief Executive Officer (since 2006), The Zweig Closed-End Funds (2 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (9 portfolios); Trustee and President (since 2011), Virtus Closed-End Funds (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (7 portfolios).

*	Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

FUND MANAGEMENT TABLES (Continued)

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Francis G. Waltman YOB: 1962	Senior Vice President since 2011.	Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Complex; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Closed-End Funds; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.
Nancy J. Engberg YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President and Chief Compliance Officer (since 2011), Virtus Mutual Fund Complex; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Closed-End Funds; Vice President and Chief Compliance Officer (since 2012), The Zweig Closed-End Funds; and Vice President and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust.
W. Patrick Bradley YOB: 1972	Vice President, Chief Financial Officer and Treasurer since 2011.	Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Complex; Senior Vice President (since 2013), Vice President (2012 to 2013) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Closed-End Funds; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Closed-End Funds; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Senior Vice President, Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust.
William Renahan YOB: 1970	Vice President, Chief Legal Officer, Counsel and Secretary since 2012.	Vice President, Chief Legal Officer, and Secretary of various Virtus-affiliated closed-end funds (since 2012); Vice President and Secretary of Duff & Phelps Global Utility Income Fund Inc. (since 2012), DNP Select Income Funds Inc., Duff & Phelps Utility and Corporate Bond Trust, Inc., and DTF Tax-Free Income Funds Inc. (since 2015); Secretary (since 2014) and General Counsel (since 2015) of Duff & Phelps Investment Management Co.; and Managing Director, Legg Mason, Inc. and predecessor firms (1999-2012).

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

101 Munson Street

Greenfield, MA 01301-9668

Board of Trustees

Philip R. McLoughlin, Chairman

George R. Aylward

Thomas F. Mann

William R. Moyer

James M. Oates

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Senior Vice President, Chief Financial Officer and Treasurer

Nancy J. Engberg, Vice President and Chief Compliance Officer

William Renahan, Vice President, Chief Legal Officer and Secretary

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Administrator

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase Bank, NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

Independent Registered Public

Accounting Firm

PricewaterhouseCoopers LLP

2 Commerce Square Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Transfer Agent

Computershare Trust Company NA

P.O. Box 43078

Providence, RI 02940-3078

How to Contact Us

Shareholder Services 1-866-270-7788

Web site www.Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-866-270-7788.

For more information about

Virtus Closed-End Funds, please

contact us at 1-866-270-7788

or closedendfunds@virtus.com

or visit Virtus.com.

8528	01-16

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

The Registrant’s Board of Trustees has determined that William Moyer possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Moyer as the Audit Committee’s financial expert. Mr. Moyer is an “independent” Trustee, as defined in paragraph (a)(2) of Item 3.

(a)(3)	Not Applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $30,500 for 2015 and $30,500 for 2014.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $4,747 for 2015 and $2,268 for 2014. Such audit-related fees include out of pocket expenses and cross fund fees.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $6,650 for 2015 and $5,900 for 2014.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2015 and $0 for 2014.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Virtus Global Multi-Sector Income Fund (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliate Service Providers that related directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that Mr. William Moyer, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $553,483 for 2015 and $430,462 for 2014.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)

The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are: William Moyer, Thomas Mann, Phil McLoughlin and James Oates.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are as follows:

POLICY REGARDING PROXY VOTING

I.	Definitions. As used in this Policy, the following terms shall have the meanings ascribed below:

A.	“Adviser” refers to the primary adviser of each registered investment company covered by this policy.

B.	“Board” refers to the Boards of Trustees or Directors of the Funds (collectively, the “Fund”).

C.

“Corporate Governance Matters” refers to changes involving the corporate ownership or structure of an issuer whose securities are within a Portfolio Holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

D.

“Delegate” refers to the Adviser or Subadviser to whom responsibility has been delegated to vote proxies for the applicable Portfolio Holding, including any qualified, independent organization engaged by an Adviser or Subadviser to vote proxies on behalf of such delegated entity.

E.	“Management Matters” refers to stock option plans and other management compensation issues.

F.	“Portfolio Holding” refers to any company or entity whose securities are held within the investment portfolio(s) of one or more of the Funds as of the date a proxy is solicited.

G.

“Proxy Contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy statements and proxy cards, one solicited by management and the others by a dissident or group of dissidents.

H.	“Social Issues” refers to social and environmental issues.

I.	“Subadviser” refers, individually or collectively, to each registered investment adviser that serves as investment subadviser to one or more of the Fund.

J.	“Subadviser Procedures” shall have such meaning as described in Article IV, Section C hereof.

K.	“Takeover” refers to hostile or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

II.

General Policy. It is the intention of the Fund to exercise stock ownership rights in Portfolio Holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and

1 Funds include Virtus Alternative Solutions Trust, Virtus Equity Trust, Virtus Insight Trust, Virtus Opportunities Trust, Virtus Retirement Trust, Virtus Global Multi-Sector Income Fund, Virtus Total Return Fund, Virtus Variable Insurance Trust, Duff & Phelps Select Energy MLP Fund, Inc., The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc.

legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interest in voting proxies and address any such conflict of interest in accordance with this Policy.

III.	Factors to consider when voting.

A.	A Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the Portfolio Holding is indeterminable or insignificant.

B.

In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debit levels.

C.

In analyzing contested elections, the Delegate shall vote on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Delegate shall also consider the independence and attendance record of board and key committee members. A review of the corporate governance profile shall be completed highlighting entrenchment devices that may reduce accountability.

D.

In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer’s state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals.

E.

In analyzing executive compensation proposals and management matters, the Adviser shall vote on a case-by-case basis taking into consideration such factors as executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

F.

In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

G.	A Delegate shall generally vote against shareholder social matters proposals.

IV.	Delegation.

A.

In the absence of a specific direction to the contrary from the Board of the Fund, the Adviser or Sub-adviser that is managing a Fund is responsible for voting proxies for all Portfolio Holdings of such Fund in accordance with this Policy, or for delegating such responsibility as described below.

B.

The Adviser and any Subadviser delegated with authority to vote proxies for Portfolio Holdings shall be deemed to assume a duty of care to safeguard the best interests of the Fund and its shareholders. No Delegate shall accept direction or inappropriate influence from any other client, director or employee of any affiliated company and shall not cast any vote inconsistent with this Policy without obtaining the prior approval of the Fund or its duly authorized representative(s).

C.

With regard to each Fund for which there is a duly appointed Subadviser, the Subadviser shall vote proxies for the Portfolio Holdings in accordance with Articles II, III and V of this Policy, provided, however, that the Subadviser may vote proxies in accordance with its own proxy voting policy/procedures (“Subadviser Procedures”) provided that the Adviser must have reviewed the Subadviser Procedures and determined them to be reasonably designed to further the best economic interests of the affected Fund shareholders. The Subadviser will promptly notify the Adviser of any material changes to the Subadviser Procedures. The Adviser will periodically review the votes by the Subadviser for consistency with this Policy.

V.	Conflicts of Interest.

A.

The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for Portfolio Holdings between the interests of Fund shareholders, on one hand, and those of the Adviser, Subadviser, Delegate, principal underwriter, or any affiliated person of the Fund, on the other hand. The Board may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

B.

While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board or its delegate(s) may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to Portfolio Holdings: (i) rely on the recommendations of an established, independent third party with qualifications to vote proxies such as Institutional Shareholder Services; (ii) vote pursuant to the recommendation of the proposing Delegate; (iii) abstaining; or (iv) where two or more Delegates provide conflicting requests, vote shares in proportion to the assets under management of each proposing Delegate.

C.

Each Adviser or Subadviser that is managing a Fund shall promptly notify the Chief Compliance Officer of the Fund (or, in the case of a Subadviser, the Chief Compliance Officer of the Adviser) in the event that any actual or potential conflict of interest is identified, and provide the Adviser’s or Subadviser’s recommendations for protecting the best interests of Fund’s shareholders. No Adviser (or Subadviser) shall waive any conflict of interest or vote any conflicted proxies without the prior approval of the Board or the President of the Fund pursuant to section D of this Article.

D.

In the event that a determination, authorization or waiver under this Policy is requested at a time other than a regularly scheduled meeting of the Board, the President of the Fund shall be empowered with the power and responsibility to interpret and apply this Policy and provide a report of his or her determinations at the next following meeting of the Board.

VI.	Miscellaneous.

A.

A copy of the current Policy with Respect to Proxy Voting and the voting records for each Fund reconciling proxies with Portfolio Holdings and recording proxy voting guideline compliance and justification, shall be kept in an easily accessible place and available for inspection either physically or through electronic posting on an approved website.

B.

The Adviser shall present a report of any material deviations from this Policy at every regularly scheduled meeting of the Board and shall provide such other reports as the Board may request from time to time. Each Adviser shall provide to the Fund or any shareholder a record of its effectuation of proxy voting pursuant to this Policy at such times and in such format or medium as the Fund or such shareholders shall reasonably request. Each Adviser and each affected Subadviser shall be solely responsible for complying with the disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rules 204-2 and 206(4)-6 under the Investment Advisers Act of 1940 (the “1940 Act”), as amended. Each Adviser shall gather, collate and present information relating to the its proxy voting activities of those of each Delegate in such format and medium as the Fund shall determine from time to time in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the 1940 Act.

C.

Each Adviser and/or each affected Subadviser shall pay all costs associated with proxy voting for Portfolio Holdings pursuant to this Statement of Policy and assisting the Fund in providing public notice of the manner in which such proxies were voted.

D.

Each Adviser or Subadviser may delegate its responsibilities hereunder to a proxy committee established from time to time by the Adviser or Subadviser, as the case may be. In performing its duties hereunder, the Adviser or Subadviser, or any duly authorized committee, may engage the services of a research and/or voting adviser or agent, the cost of which shall be borne by such entity.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

David L. Albrycht, CFA. David Albrycht is president and chief investment officer of Newfleet Asset Management, an investment management affiliate of Virtus Investment Partners. Prior to joining Newfleet in 2011, Mr. Albrycht was executive managing director and senior portfolio manager with Goodwin Capital Advisers, a former Virtus investment management subsidiary. He joined the Goodwin multi-sector fixed income team in 1985 as a credit analyst and has managed fixed income portfolios since 1991. Mr. Albrycht is the portfolio manager of the Virtus Multi-Sector Short Term Bond Fund since 1993, Virtus Multi-Sector Intermediate Bond Fund since 1994, Virtus Senior Floating Rate Fund since 2008, and co-manager of Virtus Tactical Allocation Fund and Virtus High Yield Fund since 2011, Virtus Bond Fund, Virtus Balanced Fund, and Virtus Low Duration Income Fund since 2012, and Virtus Strategic Income Fund since 2014. He also manages several variable investment options and is co-manager of two closed-end funds, Virtus Total Return Fund (NYSE: DCA) and Virtus Global Multi-Sector Income Fund (NYSE: VGI). Mr. Albrycht previously was Goodwin’s director of credit research. In addition, he managed the Phoenix MISTIC CDO, a $1 billion multi-sector collateralized debt obligation, where he was responsible for credit analysis and deal structure. Mr. Albrycht earned a B.A., cum laude, from Central Connecticut State University and an M.B.A., with honors, from the University of Connecticut. He holds the Chartered Financial Analyst designation. He has been working in the investment industry since 1985.

Benjamin Caron, CFA Ben Caron is a senior managing director and portfolio manager at Newfleet Asset Management, an investment management affiliate of Virtus Investment Partners. Mr. Caron assists the senior portfolio manager in the management of several Virtus mutual funds, including the Virtus Multi-Sector Short Term Bond Fund, Virtus Multi-Sector Fixed Income Fund, Virtus Senior Floating Rate Fund, Virtus Tactical Allocation Fund, and Virtus High Yield Fund. He assists in the management of two fixed income variable insurance trust

Series and the closed-end Virtus Total Return Fund (NYSE: DCA), and he is a named co-portfolio manager of the Virtus Global Multi-Sector Income Fund (NYSE: VGI), a closed-end fund. Prior to joining Newfleet in 2011, Mr. Caron was on the fixed income team at Goodwin Capital Advisers, an investment management company that was previously a subsidiary of Virtus. He joined Goodwin Capital in 2002 as a client service associate for the institutional markets group focusing on institutional fixed income clients. Earlier in his career, he was with Fidelity Investments, where he was responsible for client management and sales in the managed account group. Mr. Caron earned a B.A. from Syracuse University and an M.B.A. from Suffolk University, and he is a CFA (Chartered Financial Analyst) charter holder. He has been working in the investment industry since 1996.

Kyle A. Jennings, CFA. Kyle Jennings is the head of credit research for the multi-sector fixed income strategies at Newfleet Asset Management, an affiliate of Virtus Investment Partners. Mr. Jennings is also co-portfolio manager of the Virtus Senior Floating Rate Fund, the Virtus High Yield Fund, and the Virtus Global Multi-Sector Income Fund (NYSE: VGI), a closed-end fund. Mr. Jennings has been a member of Newfleet’s corporate credit research team since 1998 and currently covers the gaming, healthcare, and automotive industries. He is also a member of the team that formulates the leveraged finance strategy for the multi-sector fixed income strategies. Prior to joining Newfleet in 2011, Mr. Jennings was on the fixed income team at Goodwin Capital Advisers, an investment management company that previously was a subsidiary of Virtus. Before that, he was a credit research analyst in the banking industry for Shawmut Bank, Ironwood Capital, and Citizens Bank. Mr. Jennings earned a B.S. in finance from the University of Connecticut and has held the Chartered Financial Analyst designation since 2001. He began his career in the investment industry in 1992.

Daniel Senecal, CFA. Daniel Senecal is managing director, credit research at Newfleet Asset Management, an investment management affiliate of Virtus Investment Partners. Mr. Senecal is the co-head of corporate credit research and is responsible for the energy and chemical industry sectors and the Latin American sovereign credit sector. He also is co-portfolio manager of the Virtus Emerging Markets Debt Fund and the Virtus Global Multi-Sector Income Fund (NYSE: VGI), a closed-end fund. Prior to joining Newfleet in 2011, Mr. Senecal was on the fixed income team at Goodwin Capital Advisers, an investment management company that previously was a subsidiary of Virtus. He began at Goodwin Capital in 1997 as a corporate credit research analyst, followed by several roles, including sector manager for investment grade corporate credit and sovereign credit. He was also the lead portfolio manager for the Phoenix High Yield Fund from 2003 until 2005 and the Phoenix Emerging Market Fund from 2004 to 2005. Earlier in his career, Mr. Senecal completed a formal credit training program at Shawmut National Bank where he was a credit research analyst and lender. He also worked at BankBoston as a corporate bond analyst. Mr. Senecal earned a B.A. in economics and English from Assumption College and an M.B.A. in finance from the University of Connecticut. He has been a CFA (Chartered Financial Analyst) charter holder since 1995. He began his career in the investment industry in 1990.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the adviser may have in place that could benefit the Fund and/or such other accounts. The Board of Trustees has adopted policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Fund’s shareholders. Each Adviser is required to certify its compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategy of any Fund and the investment strategy of other accounts managed by portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.

The following table provides information as of November 30, 2015, regarding any other accounts managed by the portfolio managers and portfolio management team members for the Fund. As noted in the table, the portfolio managers managing the Funds may also manage or be members of management teams for other mutual funds within the Virtus Mutual Fund complex or other similar accounts.

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets (in millions)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance (in millions)
David L. Albrycht	Registered Investment Companies:	16	10.1 billion	2	140 million
	Other Pooled Investment Vehicles:	1	27 million	0	0
	Other Accounts:	0	0	0	0
Benjamin Caron	Registered Investment Companies:	1	224 million	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	0	0	0	0
Kyle A. Jennings	Registered Investment Companies:	2	748 million	1	87 million
	Other Pooled Investment Vehicles:	2	378 million	1	56 million
	Other Accounts:	0	0	0	0
Daniel Senecal	Registered Investment Companies:	2	287 million	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	0	0	0	0

Potential Conflicts of Interests

Describe any material conflicts of interest that may arise in connection with a Portfolio Manager’s or Management Team Member’s management of the registrant’s investments and investments of other accounts. Include, for example, material conflicts between the investment strategy of the registrant and investment strategy of other accounts managed by the Portfolio Manager or Team Member and material conflicts in allocation of investment opportunities between the registrant and other accounts managed by the Portfolio Manager or Team Member.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Virtus and certain of its affiliated investment management firms, including Duff & Phelps, Euclid, Kayne, Newfleet and Newfound (collectively, “Virtus”), believe that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Virtus receive a competitive base salary, an incentive bonus opportunity and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“Virtus RSUs”) with multi-year vesting, subject to Virtus board of directors’ approval.

Following is a more detailed description of Virtus’ compensation structure.

Base Salary.  Each portfolio manager is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Base salary is determined using compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus.  Annual incentive payments are based on targeted compensation levels, adjusted based on profitability, investment performance factors and a subjective assessment of contribution to the team effort. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. Performance of the Funds managed is generally measured over one-, three- and five year periods and an individual manager’s participation is based on the performance of each Fund/account managed.

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment management personnel remain focused on managing and acquiring securities that correspond to a Fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. Virtus believes it has appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

Other benefits.  Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health and other employee benefit plans.

In summary, the Investment Manager believes that overall compensation is both fair and competitive while rewarding employees for not taking unnecessary risks to chase personal performance.

(a)(4)	Disclosure of Securities Ownership

For the most recently completed fiscal year ended November 30, 2015, beneficial ownership of shares of the Fund by Messrs. Albrycht, Caron, Jennings and Senecal are as follows. Beneficial ownership was determined in accordance with rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (17 CFR 240.161-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned

David L. Albrycht	None
Benjamin Caron	$50,001 - $100,000
Kyle A. Jennings	None
Daniel Senecal	None

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

  (12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Virtus Global Multi-Sector Income Fund

By (Signature and Title)* /s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 2/8/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 2/8/16

By (Signature and Title)* /s/ W. Patrick Bradley
W. Patrick Bradley, Senior Vice President, Chief Financial Officer, and Treasurer
(principal financial officer)
Date 2/8/16

* Print the name and title of each signing officer under his or her signature.